AIG

Senior Floating Rate Fund

Prospectus

2017

aig.com/funds

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica Asset Management, LLC (“SunAmerica”) collects nonpublic personal information about you from the following sources:

•    Information we receive from you on applications or other forms; and

•    Information about your AIG Funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

•    SunAmerica received your prior written consent;

•    SunAmerica believes the recipient is your authorized representative;

•    SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

•    SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

Filed Pursuant to Rule 497(c)
Registration No. 333-32798

April 3, 2017	PROSPECTUS

AIG Senior Floating Rate Fund

Class	AIG Senior Floating Rate Fund Ticker Symbol
W Shares	NFRWX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Highlights

INVESTMENT GOAL

The investment goal of the AIG Senior Floating Rate Fund (the “Fund”) is to provide as high a level of current income as is consistent with the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class W
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%

Distribution and/or Service (12b-1) Fees	—

Other Expenses(1)	0.77%

Administrative Fee(2)	0.20%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	1.63%

Fee Waiver and/or Expense Reimbursement(3)(4)	0.37%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)(4)	1.26%

(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	The Administrative Fee is a component of Other Expenses.
(3)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.25% for Class W shares. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the directors of the Board who are not “interested persons” of SunAmerica Series, Inc. as defined in the Investment Company Act of 1940, as amended.
(4)	The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown in the table above exceed the contractual expense limitations shown in footnote 3 because they include Acquired Fund Fees and Expenses, whereas the contractual expense limitations are based on operating expenses and do not include Acquired Fund Fees and Expenses.

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EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years
Class W Shares	$128	$400

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY AND TECHNIQUES OF THE FUND

The Fund’s principal investment strategy is investing in senior secured floating rate loans.

The principal investment technique of the Fund is investing in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations (“Loans”). Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in such securities. The Fund may invest in Loans directly or by purchasing Assignments or Participations. The Fund may also purchase both investment grade and high yield fixed income securities and money market instruments, although the Fund may not invest more than 10% of its total assets in high yield fixed income securities. The Fund may invest in foreign securities, including up to 10% of its total assets in non-U.S. dollar denominated Loans and high yield fixed income securities and up to 25% of its total assets in U.S. dollar denominated Loans issued by non-U.S. companies.

The Loans generally consist of direct debt obligations of companies (collectively, “Borrowers”), primarily U.S. companies and their affiliates, undertaken to finance the growth of the Borrower’s business internally and externally, or to finance a capital restructuring. Most, if not all, of the Loans in which the Fund invests will be rated below investment grade or will be unrated Loans of comparable quality. In selecting Loans, the Fund will employ credit standards that Wellington Management Company LLP (“Wellington Management”), the Fund’s subadviser, has established. Wellington Management’s primary consideration in selecting Loans for investment by the Fund is the Borrower’s creditworthiness. The Fund will generally purchase Loans only if, in the judgment of Wellington Management, the Borrower can meet the debt service on the Loan.

The principal investment strategy and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy set forth above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund’s investment goal will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

General Risks Relating to the Loans. Loans in which the Fund will invest are primarily highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. The Loans have floating rates of interest that reset periodically and generally are tied to a rate such as the London Interbank Offered Rate (“LIBOR”) for 90-day dollar deposits. Generally, the Loans are secured and hold the most senior position in the Borrower’s capitalization structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of the Loans a priority claim on some or all of a Borrower’s assets in the event of a default. Such Borrowers are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund’s net asset value per share (“NAV”) and income distributions. Such Loans are subject to greater credit risks than certain other debt instruments in which the Fund may invest, including the possibility of a default or bankruptcy of the Borrower. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs.

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Fund Highlights

No active trading market may exist for many Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Loans. In addition, Loans may have contractual restrictions on resale, which can delay the sale and adversely impact the sales price.

Credit Quality. The Fund’s investments in Loans or other securities (e.g., unsecured loans or high yield securities) that are rated below investment grade are subject to the risks of lower rated securities. A lower rated issuer is more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. In addition to the risk of default, lower quality Loans and other securities may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other Loans and securities.

Collateral Impairment. Collateral impairment is the risk that the value of the collateral for a Loan will fall or become illiquid, which would adversely affect the Loan’s value. The Fund expects to invest in collateralized Loans, which are Loans secured by other things of value the Borrower owns. Any type of decline in the value of collateral could cause the Loan to become undercollateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. The Fund may invest in Loans that are guaranteed or collateralized by the shareholders of private companies.

Foreign Securities Risk. By investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Interest Rate Fluctuations. Loans and other securities are subject to the risk of increases in prevailing interest rates, which can cause the price of the Loan or other security to fall, although investments in Loans and other floating rate securities reduce this risk. While the interest rates on the Loans adjust periodically, these rates may not correlate to prevailing interest rates during the periods between rate adjustments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Securities Selection. A strategy used by the Fund or securities selected by the portfolio manager may fail to produce the intended return.

Economic and General Market Volatility. Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause the Fund’s NAV to fall. The frequency and magnitude of such changes cannot be predicted.

Prepayment. Prepayment risk is the possibility that the principal of a Loan or fixed income security may be prepaid prior to its maturity. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. The overall interest rate environment, general business conditions, an issuer’s financial condition and competitive conditions among lenders are also factors that may increase or decrease the frequency of prepayments. Prepayments may reduce the potential for price gains and may result in the Fund having to reinvest proceeds of these securities at lower interest rates.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the Fund’s NAV to decline.

Loan Settlement Risk. Transactions in Loans may settle on a delayed basis, resulting in the proceeds from the sale of a Loan not being available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

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PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and compare the Fund’s average annual returns to those of the S&P/LSTA Leveraged Loan Index and the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of fixed income market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the Table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 800-858-8850, ext 6003.

Class W shares have not commenced operations as of the date of this Prospectus. As a result, no performance information is available. The returns for Class W shares will be substantially similar to returns for Class C shares because the shares are invested in the same portfolio of securities and will only differ to the extent that the classes have different expenses.

AIG SENIOR FLOATING RATE FUND (Class C)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 29.39% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.65% (quarter ended December 31, 2008).

The Fund’s cumulative year-to-date return through the most recent calendar quarter ended March 31, 2017 was 1.51%.

Average Annual Total Returns (as of the periods ended December 31, 2016)	Past One Year	Past Five Years	Past Ten Years
Return Before Taxes (Class C)	8.76%	4.08%	2.91%
Return After Taxes on Distributions (Class C)	7.09%	2.48%	1.21%
Return After Taxes on Distributions and Sale of Fund Shares (Class C)[1]	4.92%	2.42%	1.51%
S&P/LSTA Leveraged Loan Index	10.16%	5.11%	4.64%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

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When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class C. After-tax returns for other classes will vary.

INVESTMENT ADVISER

The Fund’s investment adviser is SunAmerica. The Fund is subadvised by Wellington Management.

PORTFOLIO MANAGER

Name	Portfolio Manager of the Fund Since	Title

Jeffrey W. Heuer, CFA	2009	Managing Director and Fixed Income Portfolio Manager at Wellington Management

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Important Additional Information

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial investment minimums generally are as follows:

CLASS W
Minimum Initial Investment	$50,000
Minimum Subsequent Investment	N/A

You may purchase or sell shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. You should contact your broker, financial adviser or financial institution.

TAX INFORMATION

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Shareholder Account Information

SELECTING A SHARE CLASS

The Fund offers Class W shares through this Prospectus.

Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. For additional information regarding the cost structure of each class of shares please refer to the “Additional Information Regarding Purchase of Shares” section of the SAI. Your broker or financial adviser can help you determine which class is right for you.

Class W

•   Offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program.

•   No sales charges.

•   Lower annual expenses than Class A or C shares.

Sales Charge Arrangements and Waivers. The Fund and AIG Capital Services, Inc. (“ACS” or the “Distributor”) offer opportunities to purchase shares without sales charges under the programs described below. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the NAV in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by ACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date.

•

Exchange of shares. Shares of the Fund may be exchanged for the same class of shares of one or more other retail funds distributed by ACS at NAV at the time of exchange. Please refer to the “Additional Investor Services” in this Prospectus for more details about this program. In addition, in connection with advisory fee-based programs sponsored by certain financial intermediaries, and subject to the conditions set forth in the Fund’s SAI, shareholders may exchange their shares (i) from Class A or Class C shares of the Fund into Class W shares of the Fund and (ii) from Class W shares of the Fund into Class A shares of the Fund. Please refer to “Exchange Privilege” in the SAI for more details about these types of exchanges and the corresponding sales charge arrangements.

DISTRIBUTION AND SERVICE FEES

Class W shares are not subject to distribution fees or account maintenance fees.

ACS is paid a fee of 0.15% of average daily net assets of Class W shares in compensation for providing additional shareholder services to Class W shareholders.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (Class W)

Class W shares of the Fund are offered exclusively for sale through advisory fee-based programs sponsored by certain financial intermediaries and any other institutions having agreements with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program. The minimum initial investment for Class W shares of the Fund is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial adviser.

If you invest in the Fund through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you transaction-based or other fees for its services in connection with the purchase or redemption of Fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial adviser about applicable fees.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or

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Shareholder Account Information

different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution, please call your Financial Institution or the Fund (toll free) at (800) 858-8850.

TRANSACTION POLICIES

Valuation of shares. The NAV for the Fund and each class is determined each Fund business day (as defined below) at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Fund’s Board of Directors (“Board of Directors” or the “Board”), the market quotations are determined to be unreliable. Securities and other assets for which market quotations are not readily available or unreliable are valued at fair value in accordance with pricing procedures established and periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

Loans are valued at the average of available bids in the market for such Loans, as provided by a Board-approved loan pricing service.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class W shares, you pay the NAV. When you sell Class W shares, you receive the NAV.

Execution of requests. The Fund is open on those days when the NYSE is open for regular trading (“Fund business day”). The Fund executes buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. A purchase, exchange or redemption order is in “good order” when the Fund, the Transfer Agent or the Fund’s agent, receives all required information, including properly completed and signed documents. If the Fund, the Transfer Agent or the Fund’s agent receives your order before the Fund’s close of business (generally 4:00 p.m., Eastern time), you will receive that day’s closing price. If the Fund, the Transfer Agent or the Fund’s agent receives your order after that time, you will receive the next business day’s closing price. The Fund reserves the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Fund’s transfer agent (the “Transfer Agent”) after the close of regular trading on the NYSE on a Fund business day. As long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day, the investor will then receive the NAV of the Fund’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and

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regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to Office of Foreign Assets Control regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) where certain notifications have been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

The Fund may invest in securities that are primarily listed on foreign exchanges and that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Exchanges. You may exchange shares of the Fund for shares of any other fund distributed by ACS. Such exchange may constitute a taxable event for United States federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Fund at all times also reserves the right to restrict or reject any exchange transactions, for any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund’s judgment, the trade (1) may interfere with the efficient management of the Fund’s portfolio, (2) may appear to be connected with a strategy of market timing (as described below in the “Market Timing Trading Policies and Procedures” section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor’s trading history in the Fund and in other AIG Funds.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean that there will be no sales of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable CDSCs.

Certificated shares. The Fund does not issue certificated shares.

Fund Holdings. A schedule of the Fund’s complete holdings, current as of month-end, will be available on the Fund’s website approximately 30 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund’s website at www.aig.com/funds or by calling (800) 858-8850, ext. 6003. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Fund discourages excessive or short-term trading, often referred to as “market timing,” and seeks to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund or any of its service providers, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund’s Board of Directors has determined that the Fund should not serve as vehicles for frequent trading and has adopted policies and procedures with respect to such trading.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund’s Transfer Agent. While the Fund’s expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Fund’s Prospectus the Fund may be limited in its ability to monitor the trading activity or enforce the Fund’s market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.

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Shareholder Account Information

In addition, if the nature of the Fund’s portfolio holdings exposes the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the Fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of the Fund’s portfolio holdings and the NAV of the Fund’s shares. Arbitrage market timers may exploit such delays between the change in the value of the Fund’s portfolio holdings and the NAV of the Fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets.

Market timing procedures. The Fund’s procedures include committing staff of the Fund’s shareholder services agent to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund’s investment objective, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified, and based on the information the Fund and its service providers in their sole discretion conclude may be detrimental to the Fund, the Fund reserves the right to temporarily or permanently bar future purchases into SunAmerica funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

ACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Fund pursuant to which the Financial Intermediary undertakes to provide certain information to the Fund, including trading information, and also agrees to execute certain instructions from the Fund in connection with the Fund’s market timing policies. In certain circumstances, the Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of the Fund. A Financial Intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the Fund’s policy.

The Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternative techniques that the Fund considers to be a reasonable substitute for such a block.

Though the implementation of the Fund’s procedures involves judgments that are inherently subjective and involves some selectivity in their application, the Fund and the Fund’s service providers seek to make judgments that are consistent with the interests of the Fund’s shareholders. There is no assurance that the Fund or its service providers will gain access to any or all information necessary to detect market timing. While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Fund’s market timing trading policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next Fund business day following receipt by the Fund.

TAX, DIVIDEND DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account Statements. Generally, account statements are provided to dealers and shareholders on a quarterly basis.

Transaction Confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase, automatic redemption or systematic exchange); and

•	after any changes of name or address of the registered owner(s), or after certain account option changes.

IRS Tax Forms. After the close of every calendar year you should also receive, if applicable, an IRS Form 1099 tax information statement.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.aig.com/funds, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Fund).

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Dividends. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions, if any, are paid at least annually by the Fund. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by ACS, or you may receive amounts in cash if the amount is $10.00 or more and you notify the Fund in writing not less than five business days prior to the payment date. To elect or change one of these options, contact your broker or financial adviser.

Taxability of Dividends. As long as the Fund meets the requirements for being a tax-qualified regulated investment company, which the Fund has met in the past and intends to meet in the future, it will pay no federal income tax on the earnings it distributes to shareholders. Unless your shares are held in a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. It is anticipated that substantially all of the distributions from the Fund will be taxed as ordinary income.

Some dividends paid in January may be taxable as if they had been paid during the previous December. It is not expected that dividends paid by the Fund to a corporate shareholder will be eligible for the dividends received deduction.

The IRS Form 1099 that is typically mailed to you after the close of every calendar year details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

IRS regulations require the Fund to report to the IRS, and furnish to Fund shareholders, the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Fund will permit Fund shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.

“Buying into a Dividend.” You should note that if you purchase shares just before a distribution, you will be taxed on that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending generally on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. An exchange of shares you currently hold in one class of the Fund for shares of another class of the Fund will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.

Other Tax Considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies or unless the dividends are reported by the Fund as being paid in respect of the Fund’s “qualified net interest income” or “qualified short-term capital gains,” as discussed in the SAI. However, withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Fund. A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. For more information about these requirements, see the SAI.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

By law, the Fund must withhold 28% of your distributions and proceeds if you have not provided a correct taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable laws.

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More Information About the Fund

FUND

INVESTMENT

STRATEGIES

The Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about the Fund’s investment approach. Following this chart is a Glossary that further describes the investment and risk terminology that we use. Please review the Glossary in conjunction with this chart.

The investment goal of the Fund may be changed without shareholder approval.

What is the Fund’s investment goal?	As high a level of current income as is consistent with the preservation of capital
What principal investment strategy does the Fund use to implement its investment goal?	Investing in senior secured floating rate loans and other institutionally traded secured floating debt obligations
What are the Fund’s principal investment techniques?	Investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations. The Fund may also purchase both investment grade and high yield fixed income securities and money market instruments, although the Fund may not invest more than 10% of its total assets in high yield fixed income securities. The Fund may invest in foreign securities, including up to 10% of its total assets in non-U.S. dollar denominated Loans and high yield fixed income securities and up to 25% of its total assets in U.S. dollar denominated Loans issued by non-U.S. companies.
What are the Fund’s other significant (non-principal) investments?	• Illiquid securities
What other types of securities may the Fund normally invest in as part of efficient portfolio management and which may produce some income?	• Defensive instruments • Borrowing for temporary or emergency purposes (up to 33 1/3%) • Credit default swaps • Currency transactions
What risks may affect the Fund?

PRINCIPAL RISKS:

•   General risks relating to the Loans

•   Credit quality

•   Collateral impairment

•   Foreign securities risk

•   Interest rate fluctuations

•   Securities selection

•   Economic and general market volatility

•   Prepayment

•   Redemption risk

•   Loan settlement risk

NON-PRINCIPAL RISKS:

•   Illiquidity

•   Affiliated Fund rebalancing

•   Counterparty risk

•   Credit default swaps risk

•   Derivatives risk

•   Hedging

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GLOSSARY

The two best-known debt rating agencies are S&P Global (Ratings), a Division of S&P Global, Inc., and Moody’s Investors Service, Inc. “Investment grade” refers to any security rated “BBB” or above by S&P or “Baa” or above by Moody’s or determined to be of comparable quality by the Adviser or Wellington Management.

INVESTMENT AND OTHER TERMINOLOGY

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

An Assignment is purchased from a lender of a Loan and typically results in the purchaser succeeding to all rights and obligations under the Loan agreement between the assigning lender and the Borrower. However, Assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

The Fund may borrow for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the NAV of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return.

Credit default swaps are agreements between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. As the seller of credit protection, the Fund would effectively add leverage because, in addition to its net assets, the Fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. The Fund may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment goal.

Fixed income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed-income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered to be of comparable quality by Wellington Management). A high yield fixed income security is rated below investment grade (or determined to be of comparable quality by Wellington Management).

A bond includes all fixed-income securities other than short-term commercial paper and preferred stock.

Foreign securities are issued by companies located outside of the U.S. and include securities issued by companies located in emerging markets and foreign debt obligations. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs).

A high yield (“junk”) bond is a high risk bond that does not meet the credit quality standards of investment grade securities.

Illiquid securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain

13

More Information About the Fund

restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Money market instruments include short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit.

Participations are interests in Loans acquired from a lender of a Loan or from other owners of Participations (a “Participant”). In either case, the purchaser does not establish any direct contractual relationship with the Borrower. The purchaser of a Participation is required to rely on the lender or the Participant that sold the Participation not only for the enforcement of its rights under the Loan agreement against the Borrower but also for the receipt and processing of payments due under the Loan. Therefore, the owner of a Participation is subject to the credit risk of both the Borrower and a lender or Participant.

Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of senior floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior floating rate loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Senior floating rate loans are negotiated between a Borrower and one or more financial institution lenders (the “Lenders”) represented by one or more Lenders acting as an agent of all Lenders. The Fund may invest in senior floating rate loans directly or by purchasing Assignments or Participations.

The S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged loan market index that reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes real-time market weightings, spreads and interest payments. Indices are not managed and an investor cannot invest directly into an index.

When-issued/delayed delivery transactions generally involve the purchase or sale of a security with payment and delivery at some time in the future — i.e., beyond normal settlement.

A zero-coupon security is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

RISK TERMINOLOGY

Affiliated fund rebalancing. The Fund may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Fund may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Collateral Impairment. Collateral impairment is the risk that the value of the collateral for a Loan will fall or become illiquid, which would adversely effect the Loan’s value. The Fund expects to invest in collateralized Loans, which are Loans secured by other things of value the Borrower owns. Any type of decline in the value of collateral could cause the Loan to become undercollateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. The Fund may invest in Loans that are guaranteed or collateralized by the shareholders of private companies.

Counterparty risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit default swap risk. Credit default swaps increase credit risk when the Fund is the seller and increase counterparty risk when the Fund is the buyer. Credit default swap transactions in which the Fund is the seller may require the Fund to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Credit Quality. The Fund’s investments in Loans or other securities (e.g. unsecured loans or high yield securities) that are rated below investment grade are subject to the risks of lower rated securities. A lower rated issuer is more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. In addition to the risk of default, lower quality Loans and other securities may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other Loans and securities.

Derivatives risk. Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

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Economic and General Market Volatility. Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause the Fund’s NAV to fall. The frequency and magnitude of such changes cannot be predicted.

Foreign exposure. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is from an emerging market country.

Hedging. Hedging is a strategy in which the Adviser or Wellington Management uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. The Fund is not required to engage in hedging.

Illiquidity. Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. In addition, while not necessarily illiquid securities, the Loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for those senior Loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for those Loans may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given Loan may differ from its current valuation.

Interest Rate Fluctuations. Loans and other securities are subject to the risk of increases in prevailing interest rates, which can cause the price of the Loan or other security to fall, although investments in Loans and other floating rate securities reduce this risk. While the interest rates on the Loans adjust periodically, these rates may not correlate to prevailing interest rates during the periods between rate adjustments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Prepayment. Prepayment risk is the possibility that the principal of a Loan or fixed income security may be prepaid prior to its maturity. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. The overall interest rate environment, general business conditions, an issuer’s financial condition and competitive conditions among lenders are also factors that may increase or decrease the frequency of prepayments. Prepayments may reduce the potential for price gains and may result in the Fund having to reinvest proceeds of these securities at lower interest rates.

Redemption risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the Fund’s NAV to decline.

Securities Selection. A strategy used by the Fund or securities selected by the portfolio manager may fail to produce the intended return.

Loan Settlement risk. Transactions in Loans may settle on a delayed basis, resulting in the proceeds from the sale of a Loan not being available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

15

Fund Management

Adviser. SunAmerica selects and manages the investments, provides various administrative services, and supervises the daily business of the Fund, except to the extent it has delegated management of the Fund to a subadviser. SunAmerica may terminate any agreement with a subadviser at any time. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated subadvisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for the Fund, change the terms of particular agreements with unaffiliated subadvisers for the Fund or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Fund have the right to terminate an agreement with subadvisers for the Fund at any time by a vote of the majority of the outstanding voting securities. Shareholders will be notified of any subadviser changes that are made pursuant to the exemptive order. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits the Fund to disclose subadviser fees only in the aggregate to the extent there is more than one subadviser of the Fund.

SunAmerica is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $81 billion of assets as of December 31, 2016. In addition to managing the Fund, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Specialty Series, SunAmerica Income Funds, VALIC Company I and VALIC Company II.

For the fiscal year ended December 31, 2016, the Fund paid the Adviser a management fee equal to 0.85% of the average daily net assets of the Fund.

A discussion regarding the basis for the Board of Directors approval of the investment advisory agreements of the Fund is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2016.

SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Fund in the amounts set forth in the Fund’s SAI and as described in the footnotes to the Expense Table in this Prospectus. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to the Fund’s investors.

Wellington Management, the subadviser to the Fund, is a Delaware limited liability partnership with principal offices at 280 Congress St., Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2016, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $979 billion in assets. SunAmerica, and not the Fund, compensates Wellington Management for its services. Pursuant to the subadvisory agreement between SunAmerica and Wellington Management, SunAmerica pays Wellington Management a subadvisory fee equal to an annual rate of 0.30% of average daily net assets on the first $500 million and 0.25% thereafter.

Portfolio Management. Jeffrey W. Heuer, CFA, is the Portfolio Manager for the Fund.

Jeffrey W. Heuer, CFA, Managing Director and Fixed Income Portfolio Manager. Jeffrey W. Heuer, CFA, is Managing Director and Fixed Income Portfolio Manager of Wellington Management, and has served as Portfolio Manager of the Fund since 2009. Mr. Heuer joined Wellington Management as an investment professional in 2001. Mr. Heuer received his MBA, with distinction, from the University of Pennsylvania (Wharton, 1994) and his BA from Williams College (1989). Additionally, Mr. Heuer holds the Chartered Financial Analyst designation.

The SAI provides additional information about the portfolio manager’s compensation, other accounts under management and ownership of the Fund’s securities.

Administrator. Pursuant to an Administrative Services Agreement, SunAmerica acts as the Fund’s administrator and is responsible for providing administrative services and supervising the performance by others who provide administrative services in connection with the operations of the Fund, subject to supervision by the Fund’s Board of Directors. For these services, the Fund pays SunAmerica a fee at the annual rate of 0.20% of the Fund’s average daily net assets.

Distributor. ACS distributes the Fund’s shares.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of the Fund). This compensation may include: financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the AIG Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund.

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Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other Financial Intermediaries who sell Fund shares. In addition, SunAmerica, the Distributor and their affiliates (including the Administrator) may make substantial payments to broker-dealers or other Financial Intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to one or more funds’ inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or Financial Intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase the Fund through a Financial Institution, the Fund, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Servicing Agent. AFS assists the Fund’s transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by the Fund for its services at the annual rate of 0.22% of average daily net assets of Class W shares.

17

Financial Highlights

Class W shares have not commenced operations as of the date of this Prospectus. As a result, no financial performance information is available.

18

For More Information

The following documents contain more information about the Fund and are available free of charge upon request:

Annual and Semi-annual Reports.    Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s Annual and Semi-annual Reports. In the Fund’s Annual Report, you will find a discussion of the investment operations and the factors that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI).    The SAI contains additional information about the Fund’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means that it is legally part of this Prospectus.

You may obtain copies of these documents or ask questions about the Fund by contacting AIG Fund Services, Inc. at 800-858-8850, by visiting our website at www.aig.com/funds, or by calling your broker or financial adviser.

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.aig.com/funds and clicking on the “Financial Advisors” link and following the registration prompt which will bring you to the Advisor Center where you will need to click on the DST Vision Link. Please call 800-858-8850, x6003 for registration assistance, if needed.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Fund is also available on the EDGAR Database on the SEC’s website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG Capital Services, Inc. INVESTMENT COMPANY ACT File No. 811-08727

Distributed by AIG Capital Services, Inc.

Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the AIG Funds Sales Desk at 800-858-8850, ext. 6003 or at aig.com/funds. Read the prospectus carefully before investing.

aig.com/funds

SFRWPRO-4/17

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Statement of Additional Information

April 3, 2017

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, New Jersey 07311

SunAmerica Senior Floating Rate Fund, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation currently has one investment portfolio or series, the AIG Senior Floating Rate Fund (the “Fund”). This Statement of Additional Information (“SAI”) relates only to Class W shares of the Fund. The Fund seeks as high a level of current income as is consistent with preservation of capital.

This SAI is not a Prospectus, but should be read in conjunction with the Fund’s Prospectus dated April 3, 2017. The SAI expands upon and supplements the information contained in the Fund’s current Prospectus and should be read in conjunction with the Prospectus. To obtain a Prospectus free of charge, please call (800) 858-8850. The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. You may request a copy of the annual report and semi-annual report at no charge by calling (800) 858-8850 or writing the Fund at AIG Fund Services, Inc., Mutual Fund Operations, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

Class	Ticker Symbols
W Shares	NFRWX

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FUND HISTORY

SunAmerica Senior Floating Rate Fund, Inc. (the “Corporation”) is an open-end, diversified management investment company organized as a Maryland corporation in 1998. The Corporation’s principal office is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. The Corporation has one series, the AIG Senior Floating Rate Fund (the “Fund”).

On August 29, 2001, American International Group, Inc. (“AIG”), a Delaware corporation, acquired American General Corp., American General Asset Management Corp. (“AGAM”) and American General Funds Distributors, Inc. (“AGFD”) (the “Merger”). Since SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is also a subsidiary of AIG, in order to facilitate restructuring and eliminate duplication of functions, which became apparent in the Merger, pursuant to approval by shareholders on October 19, 2001, SunAmerica replaced AGAM as the manager to the Corporation on November 16, 2001. Also as part of this restructuring, the Corporation’s name changed from the North American Senior Floating Rate Fund to the SunAmerica Senior Floating Rate Fund, Inc.

On October 4, 2006, the Corporation converted from a closed-end investment company into an open-end investment company.

Effective July 24, 2009, Wellington Management Company LLP (“Wellington Management”) became the Corporation’s subadviser. Previously, AIG Global Investment Corporation had been the Corporation’s subadviser since January 1, 2005. Prior to that, Stanfield Capital Partners LLC had been the Corporation’s subadviser since June 1, 2001. Prior to that, CypressTree Investment Management Company, Inc. had been subadviser to the Corporation. In addition, effective November 16, 2001, AIG Capital Services, Inc. (“ACS”) (formerly, SunAmerica Capital Services, Inc.), an affiliate of SunAmerica, became the distributor for the Corporation. Previously, AGFD served as distributor for the Fund.

Effective as of the close of business on June 26, 2009 (the “Liquidation Date”), the Corporation liquidated its Class B, Class D and Class Q shares, as well as those Class C shares purchased before August 18, 1999 (“Old Class C Shares”), including those shares purchased through the reinvestment of dividends and distributions paid on Old Class C Shares and held in a separate sub-account that were eligible for conversion to Class Q shares.

On January 19, 2017, the Board approved the creation of Class W shares of the Fund.

On November 18, 2016, the Board authorized the Corporation’s single series to be named the “AIG Senior Floating Rate Fund,” effective February 28, 2017.

INVESTMENT OBJECTIVE AND POLICIES

The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. Unless otherwise specified, the Fund may invest in the following securities and financial instruments, and make use of the following investment techniques. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

The investment goal of the Fund is to provide as high a level of current income as is consistent with the preservation of capital. The Fund’s principal investment strategy is investing in senior secured floating rate loans. The principal investment technique of the Fund is investing in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations (“Loans”). Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in such securities. The Fund may invest in Loans directly or by purchasing Assignments or Participations (each, as defined below). The Fund may also purchase both investment grade and high yield fixed income securities and money market instruments, although the Fund may not invest more than 10% of its total assets in high yield fixed income securities. The Fund may invest in foreign securities, including up to 10% of its total assets in non-U.S. dollar denominated Loans and high yield fixed income securities and up to 25% of its total assets in U.S. dollar denominated Loans issued by non-U.S. companies.

The principal investment strategy and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy set forth above.

Loans consist generally of direct obligations of companies (collectively, “Borrowers”), primarily U.S. companies or their affiliates, undertaken to finance the growth of the Borrower’s business, internally or externally, or to finance a capital restructuring. The Fund will invest primarily in highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings.

In selecting Loans, the Fund will employ credit standards established by Wellington Management. The Fund will purchase Loans only if, in the judgment of Wellington Management, the Borrower can meet debt service on the Loan (except in the case of Discount Loans as defined below). The Fund will acquire Loans that are, in the judgment of Wellington Management, in the category of senior debt of the Borrower and that generally hold the most senior position in the Borrower’s capitalization structure. A Borrower must also meet other criteria established by Wellington Management and deemed by it to be appropriate to the analysis of the Borrower and the Loan.

Wellington Management’s primary consideration in selecting Loans for investment by the Fund is the Borrower’s creditworthiness. Some of the Loans in which the Fund invests are not currently rated by any nationally recognized statistical rating organization. The Fund has no minimum rating requirement for Loans. The quality ratings assigned to other debt obligations of a Borrower are generally not a material factor in evaluating Loans because these rated obligations typically will be subordinated to the Loans and will be unsecured. Instead, Wellington Management will perform its own independent credit analysis of the Borrower. This analysis will include an evaluation of the Borrower’s industry and business, its management and financial statements, and the particular terms of the Loan that the Fund may acquire. Wellington Management will use information prepared and supplied by the Agent (as defined below) or other participants in the Loans. Wellington Management will continue to analyze in a similar manner on an ongoing basis any Loan in which the Fund invests. There can be no assurance that the Fund will be able to acquire Loans satisfying the Fund’s investment criteria at acceptable prices.

Loans

Characteristics of Loans

Each Loan will be secured by collateral that Wellington Management believes to have a market value, at the time of acquiring the Loan, which equals or exceeds the principal amount of the Loan (except in the case of Discount Loans as defined below). The value of the collateral underlying a Loan may decline after purchase, with the result that the Loan may no longer be fully secured. The Fund will not necessarily dispose of such a Loan, even if the collateral impairment of a Loan would result in the Fund having less than 80% of its assets in fully secured Loans.

The Loans typically will have a stated term of five to seven years. However, because the Loans typically amortize principal over their stated life and are frequently prepaid, their average life is expected to be two to four years. The degree to which Borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the Borrower’s financial condition, and competitive conditions among lenders. Accordingly, prepayments cannot be predicted with accuracy. Prepayments generally will not have a material effect on the Fund’s performance because, under normal market conditions, the Fund should be able to reinvest prepayments in other Loans that have similar yields, and because receipt of prepayment and facility fees may mitigate any adverse impact on the Fund’s yield.

The rate of interest payable on Loans is the sum of a base lending rate plus a specified spread. These base lending rates are generally the London Inter-Bank Offered Rate (“LIBOR”) for 90-day dollar deposits, the Certificate of Deposit Rate (“CD Rate”) of a designated U.S. bank, the Prime Rate of a designated U.S. bank, or another base lending rate used by commercial lenders. A Borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals.

The interest rate on LIBOR-based and CD Rate-based Loans is reset periodically at intervals ranging from 30 to 360 days, while the interest rate on Prime Rate-based Loans floats daily as the Prime Rate changes. Investment in Loans with a longer interest rate reset period may increase fluctuations in the Fund’s net asset value (“NAV”) as a result of changes in interest rates. The Fund will attempt to maintain a portfolio of Loans that will have a dollar-weighted average period to next interest rate adjustment of approximately 90 days or less.

The yield on a Loan primarily will depend, among other considerations, on the terms of the underlying Loan and the base lending rate chosen by the Borrower initially and on subsequent dates specified in the applicable loan agreement. The relationship between LIBOR, the CD Rate, and the Prime Rate will vary as market conditions change. Borrowers tend to select the base lending rate that results in the lowest interest cost, and the rate selected may change from time to time.

Agents and Intermediate Participants

Loans are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions. The Borrower and the lender or lending syndicate enter into a loan agreement (the “Loan Agreement”). The Agent typically administers and enforces the Loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the “Collateral

Bank”), holds any collateral on behalf of the lenders. The Collateral Bank must be a qualified custodian under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structure with respect to a Loan.

In a typical Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent for these services. This compensation may include special fees paid on structuring and funding the Loan and other fees paid on a continuing basis. The typical practice of an Agent or a lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

If an Agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, the Agent’s appointment may be terminated, and a successor Agent would be appointed. Assets held by the Agent under the Loan Agreement should remain available to holders of Loans. However, if an appropriate regulatory authority or court determines that assets held by the Agent for the benefit of the Fund are subject to the claims of the Agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest. Furthermore, in the event of the Borrower’s bankruptcy or insolvency, the Borrower’s obligation to repay the Loan may be subject to certain defenses that the Borrower can assert as a result of improper conduct by the Agent.

The Fund’s investment in a Loan may take the form of an “Assignment.” The Fund would typically purchase an Assignment from the Agent or other assigning lender (the “Assigning Lender”) and as a result would become a “Lender” under the Loan Agreement. Subject to the terms of the Loan Agreement, the Fund typically succeeds to all the rights and obligations under the Loan Agreement of the Assigning Lender. However, Assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

The Fund’s investment in a Loan may also take the form of a “Participation.” Lenders may sell Loans to third parties called “Participants.” Participations may be acquired from a lender or from other Participants. If the Fund purchases a Participation either from a lender or a Participant, the Fund will not have established any direct contractual relationship with the Borrower. The Fund would be required to rely on the lender or the Participant that sold the Participation to the Fund (referred to herein as a “Direct Participant”) not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Loan. The Fund is thus subject to the credit risk of both the Borrower and a Lender or Participant. Lenders and Participants interposed between the Fund and a Borrower are referred to as “Intermediate Participants.”

In the case of Participations, because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. The agreement between the buyer and seller may also limit the rights of the holder of the Loan to vote on certain changes that may be made to the Loan Agreement, such as waiving a breach of a covenant. However, in almost all cases, the holder of a Loan will have the right to vote on certain fundamental issues such as changes in principal amount, payment dates, and interest rate.

In addition to the credit analysis performed by Wellington Management in selecting the Loans, Wellington Management also analyzes and evaluates the financial condition of the Direct Participants, if applicable. The Fund will invest in a Loan only if the outstanding debt obligations of a Direct Participant are, at the time of investment, investment grade (i.e., (a) rated BBB or better by S&P Global (Ratings) (“S&P”), a division of S&P Global, Inc., or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”); or (b) rated A-3 or better by S&P or P-3 or better by Moody’s; or (c) determined by Wellington Management to be of comparable quality).

Although the Fund generally holds only Loans for which the Agent and Intermediate Participants, if any, are banks, the Fund may acquire Loans from non-bank financial institutions and Loans originated, negotiated and structured by non-bank financial institutions, if the Loans conform to the credit requirements described above. As other types of Loans are developed and offered to investors, Wellington Management will consider making investments in these Loans, consistent with the Fund’s investment objective, policies and quality standards, and in accordance with applicable custody and other requirements of the 1940 Act.

Discount Loans

The Fund may from time to time acquire Loans at a discount from their nominal value or with a facility fee that exceeds the fee traditionally received in connection with the acquisition of Loans (“Discount Loans”). The Borrowers with respect to Discount Loans may have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of credit restructuring. In addition, Discount Loans may become available as a result of an imbalance in the supply of and demand for certain Loans. The Fund may acquire Discount Loans in order to realize an enhanced yield or potential capital appreciation when Wellington Management believes that the market has undervalued those Loans due to an excessively negative assessment of a Borrower’s creditworthiness or an imbalance between supply and demand. The Fund may benefit from any appreciation in value of a Discount Loan, even if the Fund does not obtain 100% of the Loan’s face value or the Borrower is not wholly successful in resolving its credit problems.

Other Information About Loans

A Borrower must comply with various restrictive covenants contained in the applicable Loan Agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios, and limits on total debt. The Loan Agreement may also contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow generally is defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or securities sales. A breach of a covenant that is not waived by the Agent (or by the lenders directly, as the case may be) is normally an event of default, which provides the Agent or the lenders directly the right to call the outstanding Loan.

The Fund may have certain obligations in connection with a Loan, such as to loan additional funds under the terms of a revolving credit facility, which is not fully drawn down. The Fund will not invest in Loans that would require the Fund to make any additional investments in connection with future advances if such commitments would exceed 20% of the Fund’s assets or would cause the Fund to fail to meet the diversification requirements described below. The Fund will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the Loan that the Fund has obligated itself to make to the Borrower, but that the Borrower has not yet requested.

The Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding Loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Loan, it may receive a facility fee, and when it sells a Loan, it may pay a facility fee. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Loan, or, in certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a Loan by a Borrower. The Fund may also receive other fees, including covenant waiver fees and covenant modification fees.

From time to time Wellington Management or its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell Loans to the Fund or acquire Loans from the Fund, or may be Intermediate Participants with respect to Loans owned by the Fund. These banks also may act as Agents for Loans that the Fund owns.

In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a Borrower or an arranger, lenders and purchasers of interests in Loans, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the Loan agreement itself, and common-law fraud protections under applicable state law.

Unsecured Loans and Short-Term and Medium-Term Obligations

The Fund may hold up to 20% of its assets in cash, short-term or medium-term debt obligations or unsecured loans. The Fund will invest only in unsecured loans that Wellington Management determines have a credit quality at least equal to that of the collateralized Loans in which the Fund primarily invests. With respect to an unsecured loan, if the Borrower defaults on its obligation, there is no specific collateral on which the Fund can foreclose, although the Borrower typically will have assets that Wellington Management believes exceed the amount of the unsecured loan at the time of purchase.

The short-term and medium-term debt obligations in which the Fund may invest include, but are not limited to, senior unsecured loans, commercial paper, short-term and medium-term notes, bonds with remaining maturities of less than five years, obligations issued by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements. The debt instruments described in this paragraph, other than unsecured loans, are subject to the Fund’s 10% limitation on investments in high yield fixed income securities. Investment grade ratings for short-term obligations are those obligations rated Baa, Prime-3 or better by Moody’s or BBB, A-3 or better by S&P or, if unrated, determined by Wellington Management to be of comparable quality. For a definition of the ratings assigned to instruments, see the Appendix. Pending investment of the proceeds of Fund sales, or when Wellington Management believes that investing for defensive purposes is appropriate, more than 20% (up to 100%) of the Fund’s assets may be temporarily held in cash or in the investment grade short-term and medium-term debt obligations described in this paragraph.

Foreign Investments

The Fund may invest in foreign securities, including up to 10% of its total assets in non-U.S. dollar denominated Loans and high yield fixed income securities and up to 25% of its total assets in U.S. dollar denominated Loans issued by non-U.S. Borrowers. U.S. dollar denominated Loans issued by non-U.S. Borrowers must be located in a country whose unguaranteed, unsecured and otherwise unsupported long-term sovereign debt obligations are rated A-3 or better by Moody’s and A- or better by S&P, or with significant U.S. dollar-based revenues or significant U.S.-based operations. Loans purchased by the Fund that are made to non-U.S. Borrowers must also meet the credit standards established by Wellington Management for U.S. Borrowers. There may be greater risk in valuing and monitoring the value of collateral underlying Loans to non-U.S. Borrowers. The Fund will not invest in unsecured loans of non-U.S. Borrowers. For purposes of determining whether a company is a “foreign security” (or issued by a non-U.S. Borrower), the Fund generally looks to the country of incorporation of the issuer. However, the Fund’s portfolio manager may determine that certain companies organized outside the United States may not be deemed to be foreign issuers or non-U.S. Borrowers if the issuer’s or non-U.S. Borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. Emerging market countries are deemed to be those countries included within the MSCI Emerging Markets Index. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Fund’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when a shareholder will not be able to purchase or redeem shares.

Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of Fund securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. government securities. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement always will be at least 102% of the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, Wellington Management must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that the value of the securities the Fund purchased may have declined in the meantime, the Fund could experience a loss.

Credit Default Swaps

The Fund may invest in credit default swaps. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. As the seller of credit protection, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swaps may be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The Fund’s investment exposure to credit default swaps (based on the gross notional exposure) will be limited to 10% of the value of the Fund’s net assets. Additionally, the Fund’s investment exposure to credit default swaps on corporate issues (based on gross notional exposure) will be limited to 2.5% of the value of the Fund’s net assets and 1.0% in any one issuer, determined at the time the investment is made.

Credit default swaps increase credit risk when the Fund is the seller and increase counterparty risk when the Fund is the buyer. Credit default swap transactions in which the Fund is the seller may require the Fund to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices (CDXs) involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the footnotes to the Schedules of Investments (in the Annual Report) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Money Market Securities

Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Fixed Income Securities

The Fund may invest up to 20% of its total assets in fixed income securities, although the Fund may not invest more than 10% of its total assets in high yield fixed income securities. Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s Prime Rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank CDs, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount.

The market values of fixed income securities tend to vary inversely with the level of interest rates — when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by S&P’s (AAA, AA, A or BBB, including the + and/or - designations) or by Moody’s (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Fund has no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by Wellington Management to determine the appropriate course of action.

The Fund may invest up to 10% of its assets in lower-rated bonds commonly referred to as junk bonds. These securities are rated below Baa by Moody’s or below BBB by S&P or, if unrated, considered by Wellington Management to be of comparable quality. The Fund may invest in securities rated as low as C by Moody’s or D by S&P. These ratings indicate that the obligations are speculative and may be in default. Ratings assigned by Moody’s and S&P to high-yield securities, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change.

In addition to the risks associated with investing in fixed income securities generally, lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions which may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation which could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds (e.g., zero-coupon bonds or pay-in-kind bonds). In addition, market prices for high-yield securities tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions.

The risk of default in payment of principal and interest on high-yield securities is also significantly greater than with higher-rated debt securities because high-yield securities are generally unsecured and are often subordinated to other obligations of the issuer. Upon a default, bondholders may incur additional expenses in seeking recovery.

Forward Contracts on Foreign Currencies

For hedging purposes as a temporary defensive maneuver, the Fund may use forward contracts on foreign currencies (“Forward Contracts”). A Forward Contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract on foreign currencies. The Fund does not intend to utilize Forward Contracts on foreign currencies other than for bona fide hedging purposes.

The Fund may use Forward Contracts on foreign currencies to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts on foreign currencies does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts on foreign currencies limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The Fund may enter into Forward Contracts on foreign currencies with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract on foreign currencies, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared and the date on which such payments are made or received.

The Fund may also use Forward Contracts on foreign currencies to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract on foreign currencies to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract on foreign currencies to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a Forward Contract on foreign currencies to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (“cross-hedged”). The Fund may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).

The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund’s commitments under Forward Contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund’s commitments with respect to such contracts. As an alternative to segregating assets, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract on foreign currencies price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract on foreign currencies price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The precise matching of the Forward Contract on foreign currencies amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract on foreign currencies is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts on foreign currencies involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

At or before the maturity of a Forward Contract on foreign currencies requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract on foreign currencies, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The cost to the Fund of engaging in Forward Contracts on foreign currencies varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts on foreign currencies are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract on foreign currencies.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Convertible Securities

The Fund may invest up to 5% of its total assets in convertible securities, including convertible bonds and contingent convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.

Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption language is relatively rare in the preferred and debt markets today, it may become more prevalent. One preferred or debt structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those which would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.

Recent Market Events Risk

The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets, including keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser or the Fund’s sub-adviser. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Cyber Security Risk

As the use of the Internet and other technologies has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers, financial intermediaries, or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Other Investments

The Fund may acquire warrants and other equity securities as part of a unit combining Loans and equity securities of the Borrower or its affiliates, but only incidentally to the Fund’s purchase of a Loan. The Fund also may acquire equity securities issued in exchange for a Loan or issued in connection with a Borrower’s debt restructuring or reorganization, or if the acquisition, in the judgment of Wellington Management may enhance the value of a Loan or otherwise would be consistent with the Fund’s investment policies.

Temporary Defensive Investments

For temporary defensive purposes, the Fund may invest up to 100% of its total assets in high quality fixed income securities, repurchase agreements and other money market investments, including the investment grade short-term and medium-term obligations described under “Unsecured Loans and Short-Term and Medium-Term Obligations.”

Portfolio Turnover

The Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. The Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year. The frequency of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. It is anticipated that the Fund’s turnover rate will be approximately 50% or less, but will not be a limiting factor when Wellington Management deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever Wellington Management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. The Fund’s portfolio turnover rate for the fiscal years ended December 31, 2016, 2015 and 2014 was 60%, 48% and 65%, respectively.

Operational Risk

An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES

The following fundamental policies cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. In accordance with the requirements of the 1940 Act, “a majority of the Fund’s outstanding voting securities” means the lesser of either: (a) the vote of 67 percent or more of the voting securities present at the annual or a special meeting of the Fund’s shareholders, if the holders of more than 50 percent of the Fund’s outstanding voting securities are present or represented by proxy; or (b) the vote of more than 50 percent of the Fund’s outstanding voting securities. The Fund may not:

(a)	Borrow money or issue senior securities, except as permitted by the 1940 Act;

(b)	Invest more than 25% of the Fund’s total assets (taken at current value) in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction); provided that (i) there is no limitation on purchasing securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies and (ii) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

(c)	Make loans to other persons, except that the Fund may: (i) acquire Loans, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities;

(d)	Underwrite securities issued by other persons, except insofar as it may be deemed technically to be an underwriter under the Securities Act of 1933 in selling or disposing of an investment;

(e)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of Loans, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(f)	Purchase or sell real estate, although it may purchase and sell securities secured by interests in real estate and securities of issuers that invest or deal in real estate; provided that the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(g)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments; or

(h)	Purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

The Fund has adopted the following non-fundamental investment policies which may be changed by the Fund’s Board of Directors (the “Board of Directors,” the “Board” or the “Directors”) without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(a)	Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and in any event only to the extent that no more than 5% of its net assets are committed to short sales;

(b)	Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs;

(c)	Invest more than 10% of its total assets in Loans of any single Borrower; or

(d)	Invest more than 10% of its total assets in high yield fixed income securities; provided, however, that for purposes of this policy, Loans and unsecured loans are not considered “fixed income securities” and do not count toward this limitation.

For the purpose of fundamental policies (a) and (e) and non-fundamental investment policy (a), the Fund’s arrangements (including escrow, margin and collateral arrangements) with respect to transactions in all types of options and futures contract transactions shall not be considered to be: (a) a borrowing of money or the issuance of securities (including senior securities) by the Fund; (b) a pledge of the Fund’s assets; (c) the purchase of a security on margin; or (d) a short sale or position.

For the purpose of fundamental policy (b), the exception for purchases of securities the issuer of which is deemed to be in the financial institutions industry applies where such financial institutions industry issuer serves as Agent or Intermediary Participant for the Borrower, in which case the Borrower, rather than the Agent or Intermediary Participant, is generally deemed to be the issuer for purposes of industry concentration. In determining who is the issuer of the Loan, the Fund will consider all relevant factors including the Borrower’s credit quality, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including intercreditor agreements), the degree to which the credit of an interpositioned person was deemed material to the decision to purchase the Loan, the interest rate environment, and general economic conditions applicable to the Borrower and an interpositioned person.

Other than with respect to borrowing by the Fund, if a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swap transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

The Fund has no present intention of investing in options or futures transactions. The Fund also has no present intention of engaging in short sales. The Fund may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by set forth in the 1940 Act, although it is the Fund’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. The Fund will not invest in such investment companies unless, in the judgment of Wellington Management, the potential benefits of such investments justify the payment of any associated fees and expenses. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests. The Fund may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, the Fund’s purchase of ETF shares are generally subject to the limitations on, and the risks of, the Fund’s investments in other investment companies. Investing in index-based ETFs will give the Fund exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at NAV, and therefore may trade at either a premium or discount to NAV. However, the trading prices of index-based ETFs tend to closely track the actual NAV of the underlying portfolios. The Fund will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

DIRECTORS AND OFFICERS

The following table lists the Directors and officers of the Corporation, their ages, current position(s) held with the Corporation, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Director is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. Directors who are not deemed to be “interested persons” of the Corporation as defined in the 1940 Act are referred to as “Disinterested Directors.” Directors who are deemed to be “interested persons” of the Corporation are referred to as “Interested Directors.” Directors and officers of the Corporation are also directors or Directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by ACS and other affiliates of SunAmerica.

Disinterested Directors

Name and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director During Past 5 Years[3]
Dr. Judith L. Craven Age: 71	Director	2001 to Present	Retired.	78	Director, Sysco Corporation (1996 to Present); Director, Luby’s Inc. (1998 to Present)
William F. Devin Age: 78	Director	2001 to Present	Retired.	78	None
Richard W. Grant Age: 71	Director and Chairman of the Board	2011 to Present	Retired. Prior to that, attorney and partner at Morgan, Lewis & Bockius LLP (1989 to 2011).	29	None
Stephen J. Gutman Age: 73	Director	1985 to Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to Present); President, SJG Marketing, Inc. (2009 to Present).	29	None

Interested Director

Name and Age	Position(s) Held with Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director During Past 5 Years[3]
Peter A. Harbeck[4] Age: 63	Director	2001 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, ACS (1993 to Present).	148	None

[1]	Directors serve until their successors are duly elected and qualified.
[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Fund (1 fund); SunAmerica Equity Funds (“SAEF”) (2 funds); SunAmerica Money Market Fund, Inc. (“SAMMF”) (1 fund); SunAmerica Income Funds (“SAIF”) (3 funds); SunAmerica Series, Inc. (“SunAmerica Series”) (6 funds); SunAmerica Specialty Series (“Specialty Series”) (8 funds); Anchor Series Trust (“AST”) (8 funds); VALIC Co. I (34 funds); VALIC Co. II (15 funds); SunAmerica Series Trust (“SAST”) (50 funds); and Seasons Series Trust (“SST”) (20 funds).
[3]	Directorships of companies required for reporting to the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
[4]	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SunAmerica, and Director of ACS.

Officers

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
John T. Genoy Age: 48	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A
Gregory R. Kingston Age: 51	Treasurer	2014 to Present	Vice President, SunAmerica (2001 to Present); Head of Mutual Fund Administration, SunAmerica (2014 to Present).	N/A	N/A
James Nichols Age: 50	Vice President	2006 to Present	Director, President and CEO, ACS (2006 to Present); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A
Gregory N. Bressler Age: 50	Secretary	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present).	N/A	N/A
Kathleen D. Fuentes Age: 47	Chief Legal Officer and Assistant Secretary	2013 to Present	Vice President and Deputy General Counsel, SunAmerica (2006 to Present).	N/A	N/A
Shawn Parry Age: 43	Vice President and Assistant Treasurer	2014 to Present	Assistant Vice President, SunAmerica (2005 to 2014); Vice President, SunAmerica (2014 to Present).	N/A	N/A
Donna M. McManus Age: 56	Vice President and Assistant Treasurer	2014 to Present	Managing Director, BNY Mellon (2009 to 2014); Vice President, SunAmerica (2014 to Present).	N/A	N/A

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
Kara Murphy Age: 44	Vice President	2014 to Present	Director of Research, SunAmerica (2007 to 2013); Chief Investment Officer, SunAmerica (2013 to Present).	N/A	N/A
Christopher Joe Age: 47	Chief Compliance Officer	2017 to Present	Chief Compliance Officer, SunAmerica (2017 to Present); Chief Compliance Officer, Invesco PowerShares (2012 to 2017); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014 to 2015); U.S. Compliance Director, Invesco Ltd. (2006 to 2014); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010 to 2013).	N/A	N/A
Matthew J. Hackethal Age: 45	Anti-Money Laundering (“AML”) Compliance Officer	2006 to Present	Acting Chief Compliance Officer (2016 to 2017); Chief Compliance Officer, SAAMCo (2007 to Present); and Vice President, SAAMCO (2011 to Present).	N/A	N/A

Leadership Structure of the Board

Overall responsibility for oversight of the Corporation and Fund rests with the Board. The Corporation, on behalf of the Fund, has engaged SunAmerica to serve as the Fund’s investment adviser and has engaged a subadviser, Wellington Management, to manage the Fund on a day-to-day basis. The Board is responsible for overseeing SunAmerica and Wellington Management and any other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Fund’s By-laws, and investment objectives and strategies. The Board is presently composed of six members, four of whom are Disinterested Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Directors also meet at least quarterly in executive session, at which no Interested Directors are present. The Disinterested Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Director, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Directors generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee (the “Nomination Committee”), Ethics Committee, and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Fund’s investment management and business affairs, and also by Wellington Management and other service providers in connection with the services they provide to the Fund. Each of SunAmerica, Wellington Management and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, Wellington Management and the Fund’s other service providers, (including the Fund’s distributor, servicing agent and transfer agent), the Fund’s Chief Compliance Officer, the independent registered public accounting firm for the Fund, legal counsel to the Fund, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Fund. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committees

Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, SunAmerica, Wellington Management, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the Fund and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Fund. She currently serves as a director or trustee with respect to 78 of the portfolios in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Fund. He currently serves as a director or trustee with respect to of 78 of the portfolios in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange from 2001 to 2010.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since March 2011 and serves as Chairman of the Board of the Fund. He currently serves as a director or trustee with respect to 29 of the portfolios in the Fund Complex. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Directors of the Fund.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Director of the Fund. He currently serves as a director or trustee of 29 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Director of the Fund. He currently serves as a director or trustee of 148 of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of ACS since 1993 and as Chairman of the Advisor Group, Inc. since 2004.

The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund’s Articles of Incorporation. Directors and officers of the Fund are also Directors and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by ACS and other affiliates of SunAmerica.

Each Disinterested Director serves on the Audit Committee of the Fund. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee of the Fund are Messrs. Devin, Grant, Gutman and Dr. Craven. Committee members each receive $3,646 per meeting for serving on the Audit Committees of the AIG Mutual Funds (“AIGF”),1 AST and the Fund. The Audit Committee met four times during the fiscal year ended December 31, 2016.

The Nomination Committee recommends to the Directors those persons to be nominated by Directors as candidates to serve as Directors and voted upon by shareholders and selects and proposes nominees for election by Directors to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Directors. The members of the Nomination Committee are Messrs. Devin, Grant, Gutman, and Dr. Craven, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $2,190 annual retainer for serving as Chairman of the Nomination Committees of AIGF, AST and the Fund and Messrs. Devin, Grant and Dr. Craven each receive a $1,459 annual retainer for serving as a member of the Nomination Committees of AIGF, AST and the Fund. Messrs. Devin, Grant and Dr. Craven each receive $731 per scheduled meeting ($367 per telephonic meeting) and Mr. Gutman, as Chairman, receives $876 per scheduled meeting ($438 per telephonic meeting). The Nomination Committee met two times during the fiscal year ended December 31, 2016.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Fund’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Devin, Grant, Gutman and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $2,190 annual retainer for serving as Chairman of the Ethics Committees of AIGF, AST and the Fund and Messrs. Devin, Grant and Gutman each receive a $1,459 annual retainer for serving on the Ethics Committees of AIGF, AST and the Fund. Messrs. Devin, Grant and Gutman each receive $731 per scheduled meeting ($367 per telephonic meeting) and Dr. Craven, as Chairman, receives $876 per scheduled meeting ($438 per telephonic meeting). The Ethics Committee met two times during the fiscal year ended December 31, 2016.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its Committees, and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Devin, Grant, Gutman and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $2,190 annual retainer for serving as Chairman of the Governance Committees of AIGF, AST and the Fund and Messrs. Grant, Gutman and Dr. Craven each receive a $1,459 annual retainer for serving on the Governance Committees of AIGF, AST and the Fund. Messrs. Grant, Gutman and Dr. Craven each receive $731 per scheduled meeting ($367 per telephonic meeting) and Mr. Devin, as Chairman, receives $876 per scheduled meeting ($438 per telephonic meeting). The Governance Committee met two times during the fiscal year ended December 31, 2016.

Director Compensation

The Fund pays each Disinterested Director’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives from each fund within AIGF a pro rata portion (based upon the funds’ net assets) of $87,492 in annual compensation ($121,500 in annual compensation for the Chairman of the Board) for acting as a director or trustee of the AIGF boards of directors/trustees. Each Disinterested Director or Trustee of AIGF receives an additional $7,291 per attended quarterly meeting ($10,125 for the Chairman of the Board). Each Disinterested Director of the Fund receives $1,314 for each quarterly meeting attended ($1,824 for the Chairman of the Board) and $5,256 in annual compensation ($7,296 for the Chairman of the Board). Each Disinterested Trustee of AST receives $29,184 in annual compensation ($40,500 in annual compensation for the Chairman of the Board). Each Disinterested Director of AIGF, the Fund and AST receives $3,646 in compensation for attendance at each Special Board Meeting ($5,334 for the Chairman of the Board). This per meeting fee will be allocated to and paid by each portfolio within AIGF, the Fund and AST based upon such fund’s net assets and will also be allocated only to those portfolios that are subject to that meeting.

[1]	AIGF consists of the SAMMF, SAIF, SunAmerica Series, Specialty Series and SAEF.

The following table sets forth information summarizing the compensation of each Disinterested Director of the Fund for his or her services as Director for the fiscal year ended December 31, 2016. Neither Mr. Harbeck, an Interested Director, nor any officer of the Fund receives any compensation from the Fund for serving as a Director or an officer.

Compensation Table

Name of Director	Aggregate Compensation from Fund	Total Compensation from Trust and Fund Complex Paid to Director[1]
Dr. Judith L. Craven[2]	$10,481	$397,427
William F. Devin[2]	$10,483	$440,065
Richard W. Grant	$14,401	$240,517
Stephen J. Gutman	$10,483	$180,565

[1]	Information is as of December 31, 2016 for the investment companies in the Fund Complex that pay fees to these Directors. The investment companies are AIGF, AST, the Fund, VALIC Co. I and VALIC Co. II.
[2]	Mr. Devin and Dr. Craven are also Directors of VALIC Co. I and VALIC Co. II.

Director Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2016:

Name of Director	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Dr. Judith L. Craven	None	None
William F. Devin	None	Over $100,000
Richard W. Grant	None	None
Stephen J. Gutman	None	$10,001-$50,000
Peter A. Harbeck	None	Over $100,000

[1]	Includes the value of shares beneficially owned by each Director in the Fund as of December 31, 2016. Includes AIGF, AST, the Fund, SAST and SST.

As of March 15, 2017, no Disinterested Director including their immediate family members, owned beneficially or of record, directly or indirectly, any securities in an investment adviser or principal underwriter of the Fund, or a person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of March 15, 2017, the Directors and officers of the Fund owned in the aggregate less than 1% of the total outstanding shares of each class of the Fund.

Principal Holders of Securities

The following shareholders owned of record or beneficially 5% or more of the indicated Class’s shares outstanding as of March 29, 2017.

Class	Holder and Address	Of Record or Beneficial Ownership	Percentage Owned of Record
Merrill Lynch, Pierce, Fenner & Smith, Inc. For the sole benefit of its customers Attn: Service Team SEC# 97MA2 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	AIG Senior Floating Rate Fund – Class A	Record	15.98%

Class	Holder and Address	Of Record or Beneficial Ownership	Percentage Owned of Record
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	AIG Senior Floating Rate Fund – Class A	Record	9.99%
AIG Active Allocation Fund Attn: Greg Kingston 2929 Allen Parkway #A8-10 Houston, TX 77019-7100	AIG Senior Floating Rate Fund – Class A	Record	8.35%
UBS WM USA Spec Cdy A/C Ben Cust UBSFSI Omni Account M/F Attn: Department Manager 1000 Harbor Blvd, Fl 5 Weehawken, NJ 07086-6761	AIG Senior Floating Rate Fund – Class A	Record	7.75%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	AIG Senior Floating Rate Fund – Class A	Record	5.45%
Wells Fargo Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	AIG Senior Floating Rate Fund – Class A	Record	5.29%
AIG Multi-Asset Allocation Fund Attn: Greg Kingston 2929 Allen Parkway #A8-10 Houston, TX 77019-7100	AIG Senior Floating Rate Fund – Class A	Record	5.17%
Merrill Lynch, Pierce, Fenner & Smith, Inc. For the sole benefit of its customers Attn: Service Team SEC# 97MA2 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	AIG Senior Floating Rate Fund – Class C	Record	18.17%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	AIG Senior Floating Rate Fund – Class C	Record	11.69%
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	AIG Senior Floating Rate Fund – Class C	Record	9.12%
Wells Fargo Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	AIG Senior Floating Rate Fund – Class C	Record	8.30%
UBS WM USA Spec Cdy A/C Ben Cust UBSFSI Omni Account M/F Attn: Department Manager 1000 Harbor Blvd, Fl 5 Weehawken, NJ 07086-6761	AIG Senior Floating Rate Fund – Class C	Record	7.70%

A shareholder who owns beneficially, directly or indirectly, 25% or more of the Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund.

ADVISER, SUBADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND SERVICING AGENT

The Adviser. SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, and acts as adviser to the Fund pursuant to the Investment Advisory and Management

Agreement, dated November 9, 2001 (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SunAmerica is responsible for providing investment management and advisory services to the Fund and managing the business affairs of the Fund, including but not limited to, oversight of the Fund’s subadviser. SunAmerica is also the Fund’s administrator under an administration agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, SunAmerica is responsible for performing, or supervising the performance by others, of certain administrative services in connection with the operations of the Fund, including but not limited to providing certain legal, compliance, accounting and operational services, providing office space, and preparation of financial and accounting records required to be maintained by the Fund. SunAmerica was organized as a Delaware corporation in 1982. Effective upon the close of business on December 31, 2013, SunAmerica was reorganized as a Delaware limited liability company. SunAmerica is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). SunAmerica provides investment advice and management services to mutual funds. As of December 31, 2016, SunAmerica managed, advised or administered approximately $81 billion in assets.

The Subadviser. SunAmerica has retained Wellington Management as subadviser to the Fund, pursuant to a Subadvisory Agreement dated October 6, 2009 (the “Subadvisory Agreement”). Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2016, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $979 billion in assets. SunAmerica, and not the Fund, compensates Wellington Management for its services. Pursuant to the terms of the Subadvisory Agreement, SunAmerica pays Wellington Management a subadvisory fee equal to an annual rate of 0.30% of average daily net assets on the first $500 million and 0.25% thereafter.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by SunAmerica under the Advisory Agreement and Administration Agreement, Wellington Management under the Subadvisory Agreement, or by ACS under its Distribution Agreement. These costs and expenses may include (without limitation): expenses of acquiring, holding and disposing of securities and other investments, including brokerage commissions; shareholder servicing expenses; investment advisory and administration fees; custody and transfer agency fees and expenses, including those incurred for determining NAV and keeping accounting books and records; expenses of pricing and valuation services; expenses of conducting repurchase offers; fees and expenses of registering under the securities laws, and other governmental fees; expenses of shareholders’ or investors’ meetings; compensation and expenses of Directors not affiliated with SunAmerica or Wellington Management; interest, taxes and corporate fees; legal and accounting expenses; printing and mailing expenses; insurance premiums; expenses incurred in connection with litigation in which the Fund is a party and any legal obligation to indemnify its officers and Directors with respect to litigation; membership dues in investment company organizations; communications equipment expenses; and any nonrecurring or extraordinary expenses.

Each of the Advisory Agreement and the Subadvisory Agreement will terminate automatically in the event of its assignment. Each of the Agreements will remain in effect from year to year after so long as the continuance is approved at least annually: (a) by the vote of a majority of the Fund’s Directors who are not “interested persons” of the Fund or SunAmerica, as defined in the 1940 Act, cast in person at a meeting specifically called for the purpose of voting on such approval; or (b) by the vote of a majority of the Board and the vote of a majority of the outstanding Fund shares. Each agreement may be terminated at any time without penalty on sixty (60) days’ notice by the Directors, SunAmerica or Wellington Management, as applicable, or by the vote of the majority of the outstanding Fund shares. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund on the part of SunAmerica or Wellington Management, SunAmerica or Wellington Management, as applicable, will not be liable to the Fund for any loss incurred.

Pursuant to the Advisory Agreement, SunAmerica is paid an advisory fee based on a percentage of the Fund’s average daily net assets at the following rates: 0.85% on the first $1 billion, 0.80% on the next $1 billion and 0.75% thereafter. The following table sets forth the total advisory fees paid to SunAmerica by the Fund and the amount waived by SunAmerica for the fiscal years ended December 31, 2016, 2015, and 2014 pursuant to the Advisory Agreement.

Advisory Fees

*Advisory Fees
2016	2015	2014
$2,326,374	$2,872,701	$3,589,160

*	Without giving effect to fee waivers or expense reimbursements.

Pursuant to the Subadvisory Agreement, SunAmerica, and not the Fund, pays Wellington Management a subadvisory fee equal to an annual rate of 0.30% of average daily net assets on the first $500 million of average daily net assets and 0.25% thereafter. For the fiscal years ended December 31, 2016, 2015, and 2014, SunAmerica paid subadvisory fees to Wellington Management of $821,073, $1,013,894 and $1,266,762, respectively.

Pursuant to the Administration Agreement, SunAmerica acts as the Fund’s administrator and is responsible for providing and supervising the performance by others of administrative services in connection with the operations of the Fund, subject to supervision by the Fund’s Board. For these services, the Fund pays SunAmerica an administration fee at the annual rate of 0.20% of the Fund’s average daily net assets. For the fiscal years ended December 31, 2016, 2015, and 2014, the Fund incurred $547,382, $675,930 and $844,508, respectively, under the Administration Agreement.

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent necessary so that Total Annual Fund Operating Expenses do not exceed 1.25% for Class W shares. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. These contractual expense waivers and/or reimbursements will continue indefinitely, unless terminated by the Board of Directors, including a majority of the Disinterested Directors.

Class W shares of the Fund were not in operation for the fiscal years ended December 31, 2016, 2015 and 2014 and therefore SunAmerica did not waive fees and/or reimburse expenses with respect to Class W.

The Fund has entered into a service agreement (“Service Agreement”) with AIG Fund Services (“AFS”), an indirect wholly owned subsidiary of AIG. Under the Service Agreement, AFS acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Fund. Under the terms of the Service Agreement, AFS may receive reimbursement of its costs in providing such shareholder services. AFS is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

Pursuant to the Service Agreement, entered into on October 4, 2006, as compensation for services rendered, AFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares. From this fee, AFS pays a fee to State Street and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”). For further information regarding the Transfer Agent, see the section entitled “Transfer Agent” below. For the fiscal years ended December 31, 2016, 2015, and 2014, the Fund incurred fees of $601,196, $742,957 and $928,448, respectively, pursuant to the Service Agreement. Class W shares of the Fund were not in operation for the fiscal years ended December 31, 2016, 2015 and 2014 and therefore the Fund incurred no fees pursuant to the Service Agreement with respect to Class W.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGER

The portfolio manager for the Fund, who is responsible for the day-to-day investment management of the portfolio, is Jeffrey W. Heuer, CFA, of Wellington Management (the “Portfolio Manager”).

Other Accounts Managed by Portfolio Manager

The following table indicates the type, name, and total assets of other accounts for which the Portfolio Manager has day-to-day responsibilities as of December 31, 2016. These accounts include Registered Investment Companies (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets ($ millions except as noted)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based ($ millions except as noted)
	RIC	OPI	OA	RIC	OPI	OA
Jeffrey W. Heuer, CFA	13	7	12	0	1	0
	$4,937	$846	$881	$0	$246	$0

Fund Ownership

The following table indicates the number of shares/units of the Fund beneficially owned by the Portfolio Manager and the value of those shares as of December 31, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Owned by Portfolio Manager
Jeffrey W. Heuer, CFA	$100,001-$500,000

Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and SunAmerica on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2016.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one year periods, with an emphasis on five year results.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Fund	Benchmark index and/or Peer Group for Incentive Period
AIG Senior Floating Rate Fund	S&P LSTA Leveraged Loan Index

Potential Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s Portfolio Manager generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including initial public offerings (“IPOs”), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. The Portfolio Manager also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Personal Securities Transactions

The Fund and SunAmerica have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which restricts the personal investing by certain Access Persons of the Fund in securities that may be held or purchased by the Fund to ensure that such investments do not disadvantage the Fund. SunAmerica reports to the Board of Directors on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund (as defined in the SunAmerica Code) or SunAmerica during a quarter.

Wellington Management has adopted a written Code of Ethics (the “Wellington Code”). Wellington Management reports to SunAmerica on a quarterly basis as to whether there were any violations of the Wellington Code involving either the Fund or persons working with the Fund (e.g., analysts or Portfolio Manager). SunAmerica reports to the Board of Directors as to whether there were any such violations of the SunAmerica Code.

The Distributor

The Fund has entered into a distribution agreement (the “Distribution Agreement”) with ACS (the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund. The address of the Distributor is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Fund (see “Distribution Plans” below).

The Distributor serves as distributor of Class W shares and incurs the expenses of distributing the Class W shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

The Distribution Agreement continues in effect from year to year with respect to the Fund, if such continuance is approved at least annually by vote of a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

The Fund has entered into a Service Agreement (the “Class W Service Agreement”) with the Distributor to provide additional shareholder services to Class W shareholders. Pursuant to the Class W Service Agreement, as compensation for services rendered, the Distributor receives a fee from the Fund of 0.15% of the daily net assets of the Fund’s Class W Shares. For the fiscal year ended December 31, 2016, the Distributor received $0 in service fees from the Class W Shares of the Fund under the Class W Service Agreement because Class W shares of the Fund were not in operation.

Distribution Plans

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. There is no distribution plan in effect for Class W shares.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to dealers, brokers, financial advisers or other financial institutions (collectively, the “Financial Institutions”), in addition to the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Rule 12b-1 Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or account maintenance services under the Rule 12b-1 Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Fund in the calendar year ended December 31, 2016. This list is subject to change and the Distributor, SunAmerica, or their affiliates may from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

Ameriprise Financial

Charles Schwab & Co.

CUSO Financial Services, L.P.

LPL Financial

Merrill Lynch

Morgan Stanley Wealth Management

National Financial Services/Fidelity Services

Oppenheimer & Co.

Pershing, LLC

Raymond James & Associates

RBC Wealth Management

Robert W. Baird

Stifel, Nicolaus & Co, Inc.

TD Ameritrade Trust Company

UBS Financial Services

VALIC Financial Advisors

Vanguard Group

Wells Fargo Advisors

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.

In addition to the dealer concessions and the Rule 12b-1 Plans and revenue-sharing payments described above and in the Prospectus, the Fund, the Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Fund to AFS, the Transfer Agent or to SunAmerica pursuant to the Administrative Services Agreement.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and the Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Department, and at least one person with respect to SunAmerica who oversees subadvisers (with respect to the Fund, the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Fund with certain responsibilities including recordkeeping of proxy votes.

The Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Fund generally will abstain on “social issue proposals.”

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•	Not vote proxies for securities that are out on loan;**

•	Vote on a case-by-case basis on equity compensation plans

*	Only applicable to index and passively managed funds in the Fund Complex. The boards of the applicable funds have determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Fund retains a particular security. That is, the funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.
**

The boards of the funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interest of SunAmerica, the Fund’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Disinterested Director, time permitting, before casting the vote to ensure that the Fund votes in the best interests of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as for ensuring the maintenance of records for each proxy vote cast on behalf of the Fund. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (800) 858-8850.

Board Reporting. The Fund’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Board which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of information about the portfolio holdings of the Fund (the “Portfolio Holdings Policies”). These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless the Fund’s portfolio holdings information has been publicly disclosed, it is the Fund’s policy to prevent disclosure of such information, except as may be permitted by the Portfolio Holdings Policies.

The Fund’s complete portfolio holdings will be publicly available via SEC filings made by the Fund on a fiscal quarterly basis. The filings will be made on Form N-Q for the Fund’s first and third fiscal quarters (not later than 60 days after the close of the applicable quarter) and on Form N-CSR for the Fund’s second and fourth fiscal quarters (not later than 10 days after the transmission to shareholders of the Fund’s semi-annual report and annual report, respectively). A schedule of the complete holdings of the Fund will also be available on the Fund’s website approximately 30 days after the end of each month.

Moreover, there may be instances from time to time when SunAmerica determines that it is important to immediately communicate certain information to the Fund’s shareholders, including communications that may contain information about the Fund’s portfolio holdings. In these instances, and where SunAmerica determines that the most efficient manner to disseminate such information to shareholders is to post the information on the Fund’s website, the information will be considered publicly disseminated pursuant to the Portfolio Holdings Policies. In order for information about portfolio holdings to be disseminated in this manner, SunAmerica’s general counsel must approve the dissemination of this information and such information must be posted prominently on the Fund’s website.

SunAmerica, Wellington Management and/or the Fund may disclose any and all portfolio holdings information prior to public dissemination to the Fund’s primary service providers (i.e., the Fund’s investment adviser, subadviser, distributor, custodian, transfer agent, servicing agent, fund accountant, administrator, independent public accountants, and legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services on behalf of the Fund. Portfolio holdings information may be disclosed to the third parties described above to the extent and as frequently as necessary to allow such third party to perform its duties and responsibilities. These parties are generally subject to duties of confidentiality with respect to the portfolio holdings information they receive, imposed by either law, contract or by the nature of their duties.

SunAmerica, Wellington Management and/or the Fund may selectively disclose the Fund’s non-public portfolio holdings prior to public dissemination to third parties (other than those service providers described above), only if (1) the Fund has a legitimate purpose to do so, and (2) the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. Before any such disclosure is made, a written request must be submitted to and approved by SunAmerica’s legal department. SunAmerica’s legal department may approve the request if it is reasonably determined that the requested disclosure would serve a legitimate business purpose of the Fund. If the request is approved, the third party must execute a confidentiality agreement in a form deemed acceptable by the SunAmerica legal department, unless such disclosure is otherwise required by applicable law, including requests by regulators, court order, or similar authority. Neither the Fund, SunAmerica, Wellington Management nor their affiliates, may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Fund and the purpose for such disclosure.

Each of the below-listed third parties has been informed of its duty of confidentiality including their duty not to trade on the basis of non-public information and has been approved to receive information concerning the Fund’s holdings:

1.	Wellington Management (the “Subadviser”). The Subadviser is continuously provided with the entire portfolio holdings for the Fund on a daily basis.

2.	PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Fund’s financial statements. PwC does not disclose to third parties information regarding the Fund’s holdings.

3.	Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information in connection with tax services it provides to the Fund. E&Y does not disclose to third parties information regarding the Fund’s holdings.

4.	State Street. State Street, as custodian to the Fund, has daily access to the entire holdings of the Fund. State Street does not disclose or release information regarding the Fund’s holdings except as instructed by the Fund.

5.	Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is provided with the entire portfolio holdings information for the Fund on a monthly basis approximately thirty (30) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately thirty (30) days after the receipt of information from the Fund.

6.	Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, where certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s Morningstar Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

7.	Bloomberg LLP (“Bloomberg”). Bloomberg is provided with the entire portfolio holdings information for the Fund on a quarterly basis, approximately forty-five (45) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information within sixty (60) days after the Fund’s fiscal quarter. Financial printers assist the Fund with the filing of its annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Fund on a quarterly basis, approximately fifteen (15) days after the quarter end. Fund Accounting also provides the ICI with complete portfolio holdings regarding the Fund on a monthly basis, approximately seven (7) days after the month end. The ICI uses this information for survey purposes and does not disclose the Fund’s holding information publicly.

10.	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG Funds. Diligent also hosts the Board’s online meeting materials.

11.	Marketing Firms. SunAmerica’s marketing group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, PrimeLook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services. Depending on the Fund and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Fund or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Fund’s portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

12.

Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street

Insight System. This information is used for the purposes of voting proxies on behalf of the Fund, evaluating the Fund’s eligibility for participating in, and filing proofs of claim on behalf of, the Fund in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with the Fund’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality disclosure.

13.	Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

14.	FactSet Research Systems Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

15.	Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

16.	Investment Technology Group, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

17.	Markit WSO Corporation. performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

Certain other information concerning the Fund’s portfolio described below may also be disclosed prior to the public dissemination of the Fund’s portfolio holdings, provided that: (i) the information has been made available to all shareholders of the Fund (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on the Fund’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).

1.	Asset Class Information. Asset class information (e.g., equity, fixed income, currency or commodities) and the total percentage of the Fund held in each asset class;

2.	Sector or Geographic Information. Sector information (e.g., technology, financials, industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Fund held in each sector or geographic region/country;

3.	Impact of Fund Allocation Information. Impact of asset class, sector or geographic information, including contributors/detractors to the Fund’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and

4.	General Portfolio Characteristics. General portfolio characteristics of the Fund, including, but not limited to, the total number of stocks held by the Fund, average market capitalization and return on equity.

Other data regarding the Fund’s portfolio may also be distributed prior to public dissemination of the Fund’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the Fund’s specific portfolio holdings cannot be derived from such data. Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, p/e ratio, r2 and beta.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Subadvisory Agreement, and subject to the oversight of SunAmerica and the Board, Wellington Management is primarily responsible for the execution of the Fund’s portfolio transactions, including the selection of broker-dealers. In executing such transactions, Wellington Management seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable fee, commission or spread), size of order, difficulty of execution and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. While Wellington Management generally seeks reasonably competitive fee or commission rates, the Fund does not necessarily pay the lowest commission or spread available. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, a broker-dealer affiliated with SunAmerica or Wellington Management.

The Fund will purchase Loans in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase Loans from these financial institutions, Wellington Management may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of Loans. The Fund has no obligation to deal with any bank, broker or dealer in execution of transactions in portfolio securities.

Other securities in which the Fund may invest are traded primarily in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. These dealers attempt to profit from transactions by buying at the bid price and selling at the higher asked price in the market for the obligations (the difference between the bid and asked prices customarily is referred to as the “spread”). The Fund also may purchase fixed-income and other securities from underwriters, the cost of which may include fees and concessions to the underwriters.

It is not anticipated that the Fund will pay significant brokerage commissions. However, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. In executing all transactions, Wellington Management seeks to obtain the best results for the Fund. For the fiscal years ended December 31, 2016, 2015 and 2014 the Fund incurred $0, $0, and $0 of explicit brokerage commissions, respectively.

Wellington Management’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, Wellington Management may select broker-dealers that provide it with research services, including analyses and reports concerning issuers, industries, securities, economic factors and trends, and may cause the Fund to pay broker-dealers commissions which exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to Wellington Management with respect to clients other than the Fund and not all of these services may be used by Wellington Management in connection with the Fund. No specific value can be determined for research services furnished without cost to Wellington Management by a broker. Wellington Management is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing Wellington Management’s research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of Wellington Management’s investment advice. The investment advisory fees paid to Wellington Management are not reduced because Wellington Management receives such services. When making purchases of underwritten issues with fixed underwriting fees, Wellington Management may designate the use of broker-dealers who have agreed to provide Wellington Management with certain statistical, research and other information.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Wellington Management are considered at or about the same time, transactions in these securities may be allocated among the several investment companies and clients in a manner deemed equitable to all by Wellington Management, taking into account, among other things, the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure would have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

As of December 31, 2016, the Fund held securities of its regular brokers or dealers, as defined under Rule 10b-1 of the 1940 Act, as follows:

Name of Broker or Dealer	Value of Fund Holdings (000s)	Debt/Equity
State Street Corp.	$6,768	Equity
Bank of America Corp.	$2,295	Debt
BNP Paribas	$1,460	Debt
Barclays PLC	$2,505	Debt
Deutsche Bank AG	$3,480	Debt
RBS Securities, LLC	$347	Equity
RBS Securities, LLC	$415	Debt

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the “Shareholder Account Information” section of the Fund’s Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of the Fund, an account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the

Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from a bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases made via physical draft check require an authorization card to be filed with the shareholder’s bank.

Shares of the Fund are sold at the respective NAV next determined after receipt of a purchase order, Class W shares are not subject to any sales charges.

Purchases through the Distributor

An investor may purchase shares of the Fund through brokers and dealers which have entered into dealer agreements with the Distributor. An investor’s broker or dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. The Fund will not be responsible for delays caused by brokers or dealers.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

The Distributor is authorized, as agent for the Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the NAV per share of the applicable class of shares of the Fund next determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither the Fund nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders of the Fund may exchange their shares for the same class of shares of any other fund distributed by the Distributor that offers such class at the respective NAV per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of Class A and Class C shares generally will constitute a taxable transaction, except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege for Class A and Class C shares may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another AIG Fund where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class C shares through an exchange from another AIG Fund will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

Because excessive trading (including short-term “market timing” trading) can hurt the Fund’s performance, the Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of the Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of abusive exchanges that coincide with a “market timing” strategy will be disruptive to the Fund and may therefore be refused.

Exchanging between Share Classes of the Fund

In connection with advisory fee-based investment programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their Class C shares of the Fund into Class A shares of the Fund. These transactions will be processed as an exchange of the shares you currently hold for shares in the new class. Shareholders exchanging into the new class must meet the eligibility requirements for such class, as described in the prospectus.

These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering a Program with such Financial Institution. Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.

Exchanging Class A shares for Class W shares—Shareholders that are part of a Program may exchange their Class A shares of the Fund held at the Financial Institution sponsoring the Program for Class W shares of the Fund to be held in the Program. Please note that any Class A sales charges that you paid for these shares (including contingent deferred sales charges) will not be credited back to your account.

Exchanging Class C shares for Class W shares—Shareholders that are part of a Program may exchange their Class C shares of the Fund held at the Financial Institution sponsoring the Program for Class W shares of the Fund to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible for exchange to Class W shares.

Exchanging Class W shares for Class A shares—Shareholders may exchange Class W shares of the Fund held through a Program for Class A shares of the Fund without paying an initial Class A sales charge if the shareholder is leaving or has left the Program and provided that the Class A shares received in the exchange will be held at the same Financial Institution that sponsored the Program. Shareholders should note that the Class A shares of the Fund are subject to a 12b-1 fee and have higher annual operating expenses than the Class W shares of the Fund.

An exchange of shares you currently hold in one class of the Fund for shares in another class of the Fund will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of an exchange of Fund shares.

The Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Fund at all times also reserves the right to restrict, or reject any exchange transactions, for any reason, without notice.

DETERMINATION OF NET ASSET VALUE

Shares of each class of the Fund are valued at least daily as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). The Fund is informed that, as of the date of the Prospectus, the NYSE observes the following business holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV per share is determined by State Street (as agent for the Fund) in the manner authorized by the Fund’s Board of Directors. State Street also serves as Transfer Agent and Custodian for the Fund and has custody of the Fund’s assets.

The NAV of the shares of each class of the Fund is calculated separately. In determining the NAV of a share of each class of the Fund, the value of the securities and other assets attributable to that class (including interest and dividends accumulated but not yet received) minus all liabilities (including accrued expenses) attributable to that class is divided by the total number of shares of that class of the Fund outstanding at that time. Expenses, including the fees payable to SunAmerica, are accrued daily.

Loans are valued at the average of available bids for such Loans, as provided by a Board-approved loan pricing service.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which they are publicly traded. Stocks listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price. Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions or quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in RICs that do not trade on an exchange are valued at the end of day NAV per share. Investments in RICs that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectuses for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

Forward Foreign Currency Contracts are valued at the 4:00 p.m. Eastern Time forward rate.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Fund, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Taxes

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated or proposed thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

For a discussion of federal tax issues affecting shareholders of the Fund, please also see “Taxes” in the Prospectus.

The Fund has elected to be and intends to remain qualified as a RIC under Subchapter M of the Code for each taxable year. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. The Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net ordinary investment income and net short-term capital gain) and must meet several additional requirements. Among these requirements are the following: (a) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities, certain other related income and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) the Fund must diversify its investments so that at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets are represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to not more than 5% of the value of the Fund’s total assets and not more than 10% of that issuer’s voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities and securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is owned by the Fund and engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

The Fund will be subject to a nondeductible 4% U.S. federal excise tax to the extent that it does not timely distribute during each calendar year 98% of its ordinary income determined on a calendar year basis and 98.2% of its capital gain net income determined, in general, as if the one-year period ending on October 31st were the Fund’s taxable year, plus certain undistributed amounts from previous years. The Fund will be subject to the excise tax only on the amount by which it does not meet the foregoing distribution requirements. To avoid application of the excise tax, the Fund intends to distribute its income in accordance with the calendar year requirements.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible: (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals; and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Distributions

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. It is not expected that dividends paid by the Fund to a corporate shareholder will be eligible for the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly reported by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder had held Fund shares. Distributions of net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions

Upon a sale or, as applicable, exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at rates of 15% for those with income below approximately $418,000 ($471,000 if married filing jointly) and 20% for those with any income above those amounts that is not long-term capital gain or qualified dividend income (the above income thresholds are adjusted annually for inflation) if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or, as applicable, exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired by the January 31st following the date of disposition without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Not later than 60 days after the close of the calendar year, the Fund will provide its shareholders with a notice reporting the amounts of any ordinary income dividends or capital gain dividends.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Regulations require the Fund to report to the Internal Revenue Service (“IRS”), and furnish to Fund shareholders, the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Fund will permit Fund shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Funds will use the average cost method with respect to that shareholder.

Backup Withholding

The Fund generally will be required to withhold federal income tax at a rate of 28% (“Backup Withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if: (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to Backup Withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

Fund Investments

Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a partial principal payment on it. In particular, the Fund will be required to allocate that partial principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of: (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account); or (ii) the amount of the partial principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition (including the retirement) of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to RICs. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, Forward Contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the position and would be taxed on any gain from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the position. Constructive sale treatment does not apply to transactions closed before the end of the 30th day after the close of the taxable year, if certain conditions are met.

Section 988 Gains or Losses. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of some investments, including debt securities and certain Forward Contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or meet distributions made before the losses were realized as an ordinary dividend, and such distributions would instead reduce each shareholder’s basis in his or her Fund shares.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October (or, if there is no net capital loss, then any long-term or short-term capital loss) and its late-year ordinary losses (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

At December 31, 2016 for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains of $27,303,177 expiring in 2017. Additionally, the Fund has $307,778 and $20,250,201 of unlimited short-term and long-term capital losses respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

In the event that the Fund were to experience an ownership change as defined under the Code, the fund’s capital loss carryforwards and other tax attributes, if any, may be subject to limitation.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences, including foreign tax consequences, to them of an investment in the Fund. Qualification as a RIC under the Code for tax purposes does not entail government supervision of management or investment policies.

Foreign Withholding Taxes

The Fund may be subject to foreign withholding or other taxes with respect to income on certain loans to foreign Borrowers. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. However, to the extent that foreign taxes are imposed, the taxes would reduce the yield on the Loans. Because not more than 50% of the value of the Fund’s total assets at the close of any taxable year will consist of Loans to foreign borrowers, the Fund will not be eligible to pass through to shareholders their proportionate share of foreign taxes paid by the Fund, with the result that shareholders will not be entitled to take any foreign tax credits or deductions for foreign taxed paid by the Fund. However, the Fund may deduct foreign taxes in calculating its distributable income.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items, and will be imposed on proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.

In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least at 10% shareholder, reduced by expense that are allocable to such income) or upon the sale or other disposition of shares of the Fund.

RETIREMENT PLANS

Shares of the Fund may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of the Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850 ext. 6074. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of the Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts (“IRAs”). Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 408A of the Code, in 2016, unmarried individuals with adjusted gross income of up to $117,000, and married couples who file a joint return and have joint adjusted gross income of up to $184,000 may contribute up to the maximum permitted amount to a Roth IRA. The maximum allowed contribution phases out above such amounts. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Accounts. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, in 2016, unmarried individuals with adjusted gross income of up to $95,000 and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,000 and $110,000 and for married couples who file a joint return and have joint adjusted gross income between $190,001 and $220,000. Contributions are not tax-deductible, but distributions are tax-free if used for qualified educational expenses.

Individual(k). The Individual(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the Section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in Section 402(g) of the Code. In addition, because of its smaller size, the Individual(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Fund is represented by transferable shares of common stock. Pursuant to the Charter of the Corporation (the “Charter”), the Fund currently has three classes of shares of common stock, par value $.01 per share (the “Common Stock”): Class A, Class C and Class W (each, a “Class”).

Each Class of Common Stock of the Fund represents the interests of the shareholders of that series in the Fund’s assets. The Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to removal by shareholders) and have the power to alter the number of Directors and fill vacancies on the Board, provided that at all times at least a majority of the Directors have been elected by shareholders. The vote of the shareholders required to elect a Director is a plurality of votes cast. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, Maryland law or the Charter. Also, a shareholders’ meeting must be called if requested in writing by the holders of record of not less than a majority of the votes entitled to be cast at a meeting. In addition, the Directors may be removed by the action of the holders of record of 75% or more of the outstanding shares entitled to vote thereon. All Classes of Common Stock will vote with respect to certain matters, such as election of Directors. When a matter to be voted on does not affect all Classes of Common Stock, such as approval of a Rule 12b-1 plan, only shareholders of the Class(es) affected by the matter are entitled to vote.

Class A shares of Common Stock will be exchangeable only into Class A shares of any other AIGF. All shares of Common Stock issued and outstanding and all shares of Common Stock offered by the Prospectus when issued are and will be fully paid and non-assessable. Shares of Common Stock have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares of Common Stock have no conversion rights.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Charter provides that no Director or officer of the Corporation is liable to the Corporation or to a shareholder for money damages to the maximum extent permitted by Maryland law or the 1940 Act. The Charter also provides that a Director or officer is entitled to be indemnified against all liability in connection with the affairs of the Corporation to the maximum extent permitted by Maryland law and not prohibited by the 1940 Act.

Pursuant to Maryland law and the Corporation’s Charter, the Fund is permitted to redeem its shares without shareholder approval upon notice to the shareholders whose shares are to be redeemed if and when the Board determines it to be necessary and in the best interests of shareholders to do so.

ADDITIONAL INFORMATION

Reports to Shareholders

The Fund sends audited annual and unaudited semi-annual reports to shareholders of the Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5678, has been selected to serve as the Fund’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Fund.

Legal Counsel

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Fund.

Custodian and Transfer Agent

State Street Bank, One Lincoln Street, Boston, MA 02111, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer Agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 219186, Kansas City, MO 64121-9186, an affiliate of State Street.

FINANCIAL STATEMENTS

Class W shares have not commenced operations as of the date of this SAI. As a result, financial statements are not available.

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of S&P Global (Ratings) (“S&P”), a Division of S&P Global, Inc., Credit Ratings

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

The issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by S&P. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.